UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01.         Entry into a Material Definitive Agreement

Wind-Down and Termination Agreement

On October 4, 2023, U.S. Oil & Refining Co., a Delaware corporation (“USOR”), Par Petroleum, LLC, a Delaware limited liability company (“Par LLC”), and McChord Pipeline Co., a Washington limited liability company (“McChord”), collectively, USOR, Par LLC and McChord are referred to herein as the “USOR Parties”, each being an indirect wholly-owned subsidiary of Par Pacific Holdings, Inc. (the “Company”), entered into that certain Wind-Down and Termination Agreement (the “Wind-Down Agreement”) with Merrill Lynch Commodities, Inc. (“MLC”). The Wind-Down Agreement provided for the wind down of the respective obligations of MLC and the USOR Parties under that certain First Lien ISDA 2002 Master Agreement dated as of March 17, 2016, by and between MLC and USOR (as amended, modified, supplemented, or otherwise modified from time to time, including each schedule, exhibit, attachment and annex thereto and all transactions and confirmations thereunder and entered into pursuant thereto, collectively, the “First Lien ISDA Agreement”). Capitalized terms used but not defined in all paragraphs under this “Wind-Down and Termination Agreement” section shall have the meanings given such terms in the Wind-Down Agreement.

Under the Wind-Down Agreement, in exchange for cash collateral provided by USOR to MLC in the amount of the Wind-Down Credit Support, the payment of certain fees by USOR to MLC, and the satisfaction of other conditions precedent specified in the Wind-Down Agreement, (i) MLC released all of its liens and security interests in all Collateral of the USOR Parties, and (ii) MLC and the USOR Parties terminated the First Lien ISDA Agreement, Collateral Agreement, Continuing Guarantee, Guaranty by Par LLC and all other Collateral Documents, other than certain Surviving Obligations and certain other obligations which specifically continue under the terms of the Wind-Down Agreement.

The foregoing description of the Wind-down Agreement is qualified in their entirety by reference to the Wind-Down Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Second Amendment to the ABL Loan Agreement

On October 4, 2023, Par LLC, Par Hawaii, LLC, a Delaware limited liability company (“Par Hawaii”), Hermes Consolidated, LLC, a Delaware limited liability company (“Hermes”), Wyoming Pipeline Company LLC, a Wyoming limited liability company (“WPC”), Par Montana, LLC, a Delaware limited liability company (“Par Montana”), Par Rocky Mountain Midstream, LLC, a Delaware limited liability company (“Par Rocky”), USOR, Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), and certain wholly-owned direct or indirect subsidiaries of Par LLC as guarantors, entered into that certain Second Amendment to Asset-Based Revolving Credit Agreement and Joinder Agreement dated October 4, 2023 (the “Second Amendment”) with Wells Fargo Bank, National Association, as administrative agent and collateral agent (in such capacity, “ABL Agent”), and the incremental lenders and lenders party thereto (the “ABL Lenders”).

The Second Amendment amends that certain Asset-Based Revolving Credit Agreement dated as of April 26, 2023 (as amended, supplemented or otherwise modified, the “ABL Loan Agreement”), among Par LLC, Par Hawaii, Hermes, WPC, Par Montana, Par Rocky, the Company, the ABL Agent and the financial institutions party thereto.

The Second Amendment provided for, among other things (i) incremental commitments that increase the total revolver commitment under the ABL Loan Agreement to $900,000,000, (ii) future incremental increases up to $400,000,000, (iii) the designation of USOR as a borrower under the ABL Loan Agreement (clauses (i) and (ii) are referred to herein as the “ABL Increase”), (iv) the removal of USOR, McChord and USOT WA, LLC, a Washington limited liability company (“USOT”) from the definition of Intermediation Subsidiaries (as defined in the ABL Loan Agreement), (v) the removal of the First Lien ISDA Agreement from the definition of Intermediation Facility and (vi) the grant of a security interest in all or substantially all of the assets of each of USOR, McChord and USOT to secure the obligations under the ABL Loan Agreement.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.2, and incorporated by reference herein.

Limited Consent to Uncommitted Credit Agreement

On October 4, 2023, Par Hawaii Refining, LLC, a Hawaii limited liability company (“PHR”), and Par LLC, obtained the written consent from the lenders party to that certain Uncommitted Credit Agreement dated July 26, 2023, among PHR, as borrower, MUFG Bank, Ltd., as administrative agent (in such capacity, “LC Facility Agent”), and the lenders and letter of credit issuing banks party thereto, to consummate the ABL Increase and to amend certain defined terms or provisions in the ABL Loan Agreement, pursuant to that certain Limited Consent to Uncommitted Credit Agreement dated as of October 3, 2023, among PHR, Par LLC, each of the lenders party thereto, LC Facility Agent, and U.S. Bank Trust Company, National Association, solely in its capacity as the collateral agent (the “Limited Consent”).

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The foregoing description of the Limited Consent is qualified in its entirety by reference to the Limited Consent, a copy of which is attached hereto as Exhibit 10.3, and incorporated by reference herein.

Item 1.02         Termination of a Material Definitive Agreement

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the termination of the First Lien ISDA Agreement pursuant to the Wind-Down Agreement is also responsive to Item 1.02 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.02.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this Current Report on Form 8-K regarding each of the transactions described therein (the “Financing Transactions”) is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 9.01         Exhibits

10.1	Wind-Down and Termination Agreement, dated as of October 4, 2023, by and among USOR, Par LLC, McChord and MLC.

10.2	Second Amendment to Asset-Based Revolving Credit Agreement and Joinder Agreement dated October 4, 2023, among Par LLC, Par Hawaii, Hermes, WPC, Par Montana, Par Rocky, USOR, the Company, the other loan parties party thereto, the ABL Agent and the ABL Lenders.

10.3	Limited Consent to Uncommitted Credit Agreement effective as of October 4, 2023, among PHR, Par LLC, the lenders party thereto, LC Facility Agent, and U.S. Bank Trust Company, National Association, solely in its capacity as the collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President and General Counsel

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